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                            NON-COMPETITION AGREEMENT


          THIS AGREEMENT, made as of _________________, 1997, by and among Revenue Properties Company Limited, a corporation organized under the laws of Ontario, Canada ("Revenue Properties"), Pan Pacific Development (U.S.) Inc., a Delaware corporation ("PPD") and Pan Pacific Retail Properties, Inc., a Maryland corporation (the "Company"), is based upon the following premises:

          A. The Company has filed a registration statement on Form S-11 with the Securities and Exchange Commission, pursuant to which it expects to complete an initial public offering of its shares of common stock (the "Offering").

          B. In connection with the Offering and the transactions related thereto, PPD and certain of its subsidiaries will receive shares of common stock of the Company, resulting in PPD's owning a majority of the outstanding shares of common stock of the Company.

          C. In connection with the receipt by PPD and certain of its subsidiaries of shares of common stock of the Company, Revenue Properties and PPD have agreed to execute a non-competition agreement with the Company whereby Revenue Properties and PPD each agree to conduct all of their United States shopping center development and ownership activities through the Company so long as PPD owns 15% or more of the outstanding shares of common stock of the Company and to refrain from separately carrying on a business similar to and in competition with the business conducted by the Company upon completion of the Offering.

          D. Upon completion of the Offering, the Company will be engaged in the business of acquiring, owning, developing, managing and leasing shopping center properties in certain geographical areas in the United States (the "Company's Business").

          For and in consideration of the foregoing premises and of the mutual promises contained herein, the parties agree as follows:


                                    ARTICLE I

                                 NON-COMPETITION

Section 1.1    COVENANT NOT TO COMPETE.

          (a) So long as PPD owns 15% or more of the outstanding shares of common stock of the Company, calculated on a fully diluted basis, Revenue Properties and PPD shall not engage in Competition (as defined below) with the Company or any of its subsidiaries.

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          (b) For purposes of this Agreement, the term "Competition" shall mean conducting, directly or indirectly, any development, acquisition or management activity with respect to community or neighborhood shopping center properties in the Butte, Marin, Sacramento, San Mateo, Santa Clara and Sonoma counties of Northern California, the Orange, Riverside, San Bernardino and San Diego counties of Southern California, the Las Vegas metropolitan area in Nevada, the Maysville seven-county area in Kentucky, the Seattle metropolitan area in Washington, the Portland metropolitan area in Oregon, the Orlando metropolitan area in Florida, the Memphis metropolitan area in Tennessee, the Albuquerque metropolitan area in New Mexico or in any other market in which the Company (or any successor of the Company) or any of its subsidiaries owns, develops or manages property (collectively, the "Restricted Area") other than through the Company; provided, however, that Revenue Properties and PPD shall each be permitted to acquire a stock interest in such a corporation provided such stock is publicly traded and the stock so acquired is not more than five percent (5%) of the outstanding shares of such corporation.

Section 1.2    ENFORCEMENT OF FOREGOING PROVISIONS.

                    (a)  It is the intention of the parties hereto that Section
          1.1 shall be fully enforceable as set forth herein. To the extent that any court of competent jurisdiction finds that any such covenant is unenforceable by reason of its duration or scope, the parties hereto agree that it shall be enforced insofar as it may be enforced within the limits of the law of that jurisdiction, but that this Agreement as a whole shall be unaffected elsewhere.

                    (b) This Agreement shall be enforceable against Revenue Properties and PPD. The parties recognize that the remedy at law for breach of any of Section 1.1 hereof is inadequate and the Company shall be entitled, in addition to such other remedies as it may have, to a temporary restraining order and preliminary and permanent injunctive relief to enjoin any breach or threatened breach of any of
          Section 1.1 without proof of any actual damages that have been or may have been caused to them by such breach.


                                   ARTICLE II

                                    REFERRALS

     So long as PPD owns 15% or more of the outstanding shares of common stock of the Company, Revenue Properties and PPD hereby agree to refer to the Company all opportunities they may receive relating to the Company's Business in the Restricted Area.

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                                   ARTICLE III

                                  MISCELLANEOUS

Section 3.1    LAW TO GOVERN.

               The validity, construction and enforceability of this Agreement shall be governed in all respects by the internal laws of California without regard to its conflict of laws rules.

Section 3.2    ASSIGNMENT.

               Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part, whether by operation of law or otherwise, by either party without the express written consent of the other party, and any such attempted assignment shall be void and unenforceable, provided, however, that this Agreement may be assigned to, and shall thereafter be binding upon and inure to the benefit of, any successor of the Company and any such successor shall be deemed substituted for the Company under the terms of this Agreement. The term successor as used herein shall include any person, firm, corporation or other business entity which at any time, by merger, consolidation, purchases or otherwise, acquires all or substantially all of the assets, stock, or business of the Company.

Section 3.3    NO WAIVER OF RIGHTS.

               All waivers hereunder must be made in writing, and failure at any time to require the other party's performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of the provision.

Section 3.4 NOTICE. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when transmitted by facsimile, electronic or digital transmission with receipt confirmed, (iii) one day after delivery to a nationally recognized overnight air courier guaranteeing next day delivery, or (iv) upon receipt if sent by certified or registered mail. In each case, notice shall be sent to:

     If to Revenue Properties      Revenue Properties Company, Ltd.
        or PPD:                    The Colonnade
                                   131 Bloor Street West
                                   Suite 300
                                   Toronto, Canada M5S 1R1
                                   Attention:  Legal
                                   Facsimile:  (416) 963-8512

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     If to the Company:            Pan Pacific Retail Properties, Inc.
                                   1631-B South Melrose Drive
                                   Vista, CA 92083
                                   Attention:  Secretary
                                   Facsimile:  (760) 727-1430/1534

Section 3.5 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              REVENUE PROPERTIES COMPANY LIMITED


                              By
                                -------------------------------------------
                              Name:
                              Its:


                              By
                                -------------------------------------------
                              Name:
                              Its:



                              PAN PACIFIC DEVELOPMENT (U.S.) INC.


                              By
                                -------------------------------------------
                              Name:
                                   Its:


                              By
                                -------------------------------------------
                              Name:
                                   Its:



                              PAN PACIFIC RETAIL PROPERTIES, INC.


                              By
                                -------------------------------------------
                                   Stuart A. Tanz
                                   Chief Executive Officer and President

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